                                                                    Exhibit 24


                               POWER OF ATTORNEY


        The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation ("Westinghouse"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment (the "Amendment") to Registration Statement No. 33-51298 on Form S-3 originally filed by Westinghouse on August 26, 1992 with respect to the issuance of debt securities, to deregister the remaining $400,000,000 of said debt securities, hereby constitutes and appoints Michael H. Jordan, Fredric G. Reynolds, Carol V. Savage and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Amendment, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Amendment and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 8th day of October, 1997.


                                        /s/ MICHAEL H. JORDAN
                                        -----------------------------------

                               POWER OF ATTORNEY


        The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation ("Westinghouse"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment (the "Amendment") to Registration Statement No. 33-51298 on Form S-3 originally filed by Westinghouse on August 26, 1992 with respect to the issuance of debt securities, to deregister the remaining $400,000,000 of said debt securities, hereby constitutes and appoints Michael H. Jordan, Fredric G. Reynolds, Carol V. Savage and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Amendment, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Amendment and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 29th day of September, 1997.


                                        /s/ FRANK C. CARLUCCI
                                        -----------------------------------

                               POWER OF ATTORNEY

        The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation ("Westinghouse"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment (the "Amendment") to Registration Statement No. 33-51298 on Form S-3 originally filed by Westinghouse on August 26, 1992 with respect to the issuance of debt securities, to deregister the remaining $400,000,000 of said debt securities, hereby constitutes and appoints Michael H. Jordan, Fredric G. Reynolds, Carol V. Savage and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Amendment, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Amendment and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 8th day of October, 1997.


                                        /s/ ROBERT E. CAWTHORN
                                        -----------------------------------

                               POWER OF ATTORNEY

        The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation ("Westinghouse"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment (the "Amendment") to Registration Statement No. 33-51298 on Form S-3 originally filed by Westinghouse on August 26, 1992 with respect to the issuance of debt securities, to deregister the remaining $400,000,000 of said debt securities, hereby constitutes and appoints Michael H. Jordan, Fredric G. Reynolds, Carol V. Savage and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Amendment, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Amendment and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 24th day of September, 1997.


                                        /s/ GARY M. CLARK
                                        -----------------------------------

                               POWER OF ATTORNEY

        The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation ("Westinghouse"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment (the "Amendment") to Registration Statement No. 33-51298 on Form S-3 originally filed by Westinghouse on August 26, 1992 with respect to the issuance of debt securities, to deregister the remaining $400,000,000 of said debt securities, hereby constitutes and appoints Michael H. Jordan, Fredric G. Reynolds, Carol V. Savage and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Amendment, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Amendment and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 8th day of October, 1997.


                                        /s/ GEORGE H. CONRADES
                                        -----------------------------------

                               POWER OF ATTORNEY

        The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation ("Westinghouse"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment (the "Amendment") to Registration Statement No. 33-51298 on Form S-3 originally filed by Westinghouse on August 26, 1992 with respect to the issuance of debt securities, to deregister the remaining $400,000,000 of said debt securities, hereby constitutes and appoints Michael H. Jordan, Fredric G. Reynolds, Carol V. Savage and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Amendment, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Amendment and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 8th day of October, 1997.


                                        /s/ WILLIAM H. GRAY III
                                        -----------------------------------

                               POWER OF ATTORNEY

        The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation ("Westinghouse"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment (the "Amendment") to Registration Statement No. 33-51298 on Form S-3 originally filed by Westinghouse on August 26, 1992 with respect to the issuance of debt securities, to deregister the remaining $400,000,000 of said debt securities, hereby constitutes and appoints Michael H. Jordan, Fredric G. Reynolds, Carol V. Savage and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Amendment, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Amendment and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 8th day of October, 1997.


                                        /s/ MEL KARMAZIN
                                        -----------------------------------

                               POWER OF ATTORNEY

        The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation ("Westinghouse"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment (the "Amendment") to Registration Statement No. 33-51298 on Form S-3 originally filed by Westinghouse on August 26, 1992 with respect to the issuance of debt securities, to deregister the remaining $400,000,000 of said debt securities, hereby constitutes and appoints Michael H. Jordan, Fredric G. Reynolds, Carol V. Savage and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Amendment, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Amendment and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 8th day of October, 1997.


                                        /s/ DAVID K. P. LI
                                        -----------------------------------

                               POWER OF ATTORNEY

        The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation ("Westinghouse"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment (the "Amendment") to Registration Statement No. 33-51298 on Form S-3 originally filed by Westinghouse on August 26, 1992 with respect to the issuance of debt securities, to deregister the remaining $400,000,000 of said debt securities, hereby constitutes and appoints Michael H. Jordan, Fredric G. Reynolds, Carol V. Savage and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Amendment, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Amendment and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 8th day of October, 1997.


                                        /s/ DAVID T. McLAUGHLIN
                                        -----------------------------------

                               POWER OF ATTORNEY

        The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation ("Westinghouse"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment (the "Amendment") to Registration Statement No. 33-51298 on Form S-3 originally filed by Westinghouse on August 26, 1992 with respect to the issuance of debt securities, to deregister the remaining $400,000,000 of said debt securities, hereby constitutes and appoints Michael H. Jordan, Fredric G. Reynolds, Carol V. Savage and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Amendment, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Amendment and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 8th day of October, 1997.


                                        /s/ RICHARD R. PIVIROTTO
                                        -----------------------------------

                               POWER OF ATTORNEY

        The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation ("Westinghouse"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment (the "Amendment") to Registration Statement No. 33-51298 on Form S-3 originally filed by Westinghouse on August 26, 1992 with respect to the issuance of debt securities, to deregister the remaining $400,000,000 of said debt securities, hereby constitutes and appoints Michael H. Jordan, Fredric G. Reynolds, Carol V. Savage and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Amendment, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Amendment and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 8th day of October, 1997.


                                        /s/ RAYMOND W. SMITH
                                        -----------------------------------

                               POWER OF ATTORNEY

        The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation ("Westinghouse"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment (the "Amendment") to Registration Statement No. 33-51298 on Form S-3 originally filed by Westinghouse on August 26, 1992 with respect to the issuance of debt securities, to deregister the remaining $400,000,000 of said debt securities, hereby constitutes and appoints Michael H. Jordan, Fredric G. Reynolds, Carol V. Savage and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Amendment, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Amendment and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 24th day of September, 1997.


                                        /s/ PAULA STERN
                                        -----------------------------------

                               POWER OF ATTORNEY

        The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation ("Westinghouse"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment (the "Amendment") to Registration Statement No. 33-51298 on Form S-3 originally filed by Westinghouse on August 26, 1992 with respect to the issuance of debt securities, to deregister the remaining $400,000,000 of said debt securities, hereby constitutes and appoints Michael H. Jordan, Fredric G. Reynolds, Carol V. Savage and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Amendment, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Amendment and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 8th day of October, 1997.


                                        /s/ ROBERT D. WALTER
                                        -----------------------------------

                               POWER OF ATTORNEY

        The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation ("Westinghouse"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment (the "Amendment") to Registration Statement No. 33-51298 on Form S-3 originally filed by Westinghouse on August 26, 1992 with respect to the issuance of debt securities, to deregister the remaining $400,000,000 of said debt securities, hereby constitutes and appoints Michael H. Jordan, Fredric G. Reynolds, Carol V. Savage and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Amendment, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Amendment and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 8th day of October, 1997.


                                        /s/ FREDRIC G. REYNOLDS
                                        -----------------------------------

                               POWER OF ATTORNEY

        The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation ("Westinghouse"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment (the "Amendment") to Registration Statement No. 33-51298 on Form S-3 originally filed by Westinghouse on August 26, 1992 with respect to the issuance of debt securities, to deregister the remaining $400,000,000 of said debt securities, hereby constitutes and appoints Michael H. Jordan, Fredric G. Reynolds, Carol V. Savage and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Amendment, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Amendment and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 8th day of October, 1997.


                                        /s/ CAROL V. SAVAGE
                                        -----------------------------------